Exhibit 99.2

1Q18 Earnings Presentation May 2, 2018 Presented by: Anthony G. Petrello Chairman, President, & Chief Executive Officer William J. Restrepo Chief Financial Officer

2 We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: fluctuations and volatility in worldwide prices of and demand for oil and natural gas; fluctuations in levels of oil and natural gas exploration and development activities; fluctuations in the demand for our services; competitive and technological changes and other developments in the oil and gas and oilfield services industries; our ability to renew customer contracts in in order to maintain competitiveness; the existence of operating risks inherent in the oil and gas and oilfield services industries; the possibility of the loss of one or a number of our large customers; the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; our access to and the cost of capital, including the impact of a downgrade in our credit rating, covenants restrictions, availability under our unsecured revolving credit facility, and future issuances of debt or equity securities; our dependence on our operating subsidiaries and investments to meet our financial obligations; our ability to retain skilled employees; our ability to complete, and realize the expected benefits of, strategic transactions, including our announced joint venture in Saudi Arabia and the transaction with Tesco Corporation; the recent changes in U.S. tax laws and the possibility of changes in other tax laws and other laws and regulations; the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; and general economic conditions, including the capital and credit markets. Forward-Looking Statements and Non-GAAP Financial Measures

3 Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, adjusted operating income (loss) and net debt. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes and net debt to total debt, which are their nearest comparable GAAP financial measures, is provided in the Appendix at the end of this presentation. Forward-Looking Statements and Non-GAAP Financial Measures

4 Recent Company Highlights Increased U.S. Drilling segment average daily margins to $8,171 from $6,444 in the previous quarter L48 Margins increased to $6,938 from $4,978, a 39% sequential increase Increased Drilling Solutions adjusted EBITDA by 17% sequentially and progressed towards achieving the Q4 2018 $100MM annual run-rate target Increased integrated Tubular Service jobs on Nabors’ rigs by 75% Completed first revenue generating jobs for ROCKit® Pilot with two customers in the Permian Basin MODS™ M-400 Rig (Big Foot) commenced operations on April 1, 2018 Forecasted to significantly enhance US offshore adjusted EBITDA and margin from Q1 run rate International Drilling average rig count grew from 91 to 95 rigs sequentially

5 Financial Overview

6 Financial Summary See reconciliations in the Appendix Diluted Earnings (Losses) Per Share from continuing operations ($000 except EPS) 1Q17 2Q17 3Q17 4Q17 1Q18 Operating Revenues $562,550 $631,355 $662,103 $708,277 $734,194 Adjusted EBITDA(1) 99,740 138,796 142,870 162,557 168,414 Adjusted Operating(1) Income (Loss) (103,932) (69,294) (74,205) (51,549) (45,034) GAAP Diluted EPS(2) (0.52) (0.41) (0.42) (0.40) (0.46)

Current Debt and Liquidity (As of March 31, 2018) (1) See reconciliations in the Appendix (2) Capitalization defined as Net Debt plus Shareholders’ Equity (3) Coverage defined as TTM Adjusted EBITDA / TTM Interest Expense (4) Leverage defined as Net Debt / TTM Adjusted EBITDA Note: Subtotals may not foot due to rounding Liquidity (at March 31, 2018) Cash & Available Capacity: $2,199 High 1Q17 4Q17 1Q18 Change ($MM's) 3/31/12 1/31/17 12/31/17 3/31/18 1Q18 from 4Q17 Total Debt $4,750 $3,662 $4,028 $4,257 $229 Cash and ST Investments 494 229 365 394 28 Net Debt(1) $4,256 $3,433 $3,663 $3,863 $200 Shareholders’ Equity 5,811 3,178 2,912 2,710 (202) Net Debt to Capitalization(2) 42.3% 51.9% 55.7% 58.8% 3.1% Coverage(3) 7.8x 2.9x 2.4x 2.7x 0.2x Leverage(4) 2.2x 6.1x 6.7x 6.3x (0.4x)

8 Business Segments

Rig Fleet(1) 1Q18 Average Rigs Working Average Utilization U.S. Lower 48 AC > 1500HP 116 93 80% AC Others 72 9 13% SCR Rigs 24 3 13% U.S. Lower 48 Total 212 106 50% U.S. Offshore 14 3 19% Alaska 16 4 23% Canada 42 21 50% International 161 95 59% Subtotal 445 228 51% PACE®-R800 Rig Construction 1 Total Fleet 446 9 1Q18 Rig Utilization & Availability As of March 31st, 2018 Note: Subtotals may not foot due to rounding

10 Walking Skidding Pad Not Pad Total Capable Capable Rigs Active Total Util. Active Total Util. Active Total Total Active Total Util. Active Total Util. AC 93 141 66% 6 20 30% 99 161 61% 5 27 19% 104 188 55% PACE® X 47 47 100% 0 0 0% 47 47 100% 0 0 0% 47 47 100% PACE® M800 6 6 100% 0 0 0% 6 6 100% 0 0 0% 6 6 100% PACE® M1000 4 4 100% 0 0 0% 4 4 100% 0 0 0% 4 4 100% PACE® B 23 29 79% 0 0 0% 23 29 79% 0 0 0% 23 29 79% PACE® S 9 9 100% 2 2 100% 11 11 100% 0 0 0% 11 11 100% PACE® F 0 4 0% 2 6 33% 2 10 20% 2 8 25% 4 18 22% PACE® M550 3 30 10% 2 8 25% 5 38 13% 3 18 17% 8 56 14% Other AC Rigs 1 12 8% 0 4 0% 1 16 6% 0 1 0% 1 17 6% Legacy 0 3 0% 3 5 60% 3 8 38% 0 16 0% 3 24 13% Total 93 144 65% 9 25 36% 102 169 60% 5 43 12% 107 212 50% Lower 48 Rig Utilization by Type As of March 31, 2018

11 Nabors Drilling Operations As of March 31, 2018 Total = 219 116 US 114 Colombia 8 India 4 Italy 1 Saudi Arabia(1) 44 Venezuela 5 Algeria 3 Ecuador 0 Argentina 15 Oman 4 Kuwait 3 UAE 0 Canada 12 Kazakhstan 4 Mexico 2 Russia 0 (1) Includes offshore jackup rigs

12 Appendix

13 Rig Margins & Activity (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. 2Q17 3Q17 4Q17 1Q18 Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working U.S. Drilling $5,071 100.6 $5,296 107.2 $6,444 106.3 $8,171 111.8 Canada Drilling 5,136 12.4 3,497 13.5 4,650 13.8 5,847 21.1 International Drilling 17,788 92.7 18,233 91.3 17,213 90.7 16,619 94.6

14 Reconciliation of Adjusted EBITDA to Income (Loss) from Cont. Operations Before Income Taxes Adjusted EBITDA is computed by subtracting the sum of direct costs, general and administrative expenses and research and engineering expenses from operating revenues. Adjusted operating income (loss) is computed similarly, but also subtracts depreciation and amortization expenses from operating revenues. In addition, adjusted EBITDA and adjusted operating income (loss) exclude certain cash expenses that the Company is obligated to pay. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use these measures as some of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes which is the nearest comparable GAAP financial measure, is provided in the table below. Three Months Ended March 31, June 30, September 30, December 31, March 31, (In Thousands) 2017 2017 2017 2017 2018 Adjusted EBITDA $99,740 $138,796 $142,870 162,557 168,414 Depreciation and Amortization (203,672) (208,090) (217,075) (214,106) (213,448) Adjusted Operating Income (loss) (103,932) (69,294) (74,205) (51,549) (45,034) Earnings (losses) from unconsolidated affiliates 2 0 4 1 2 Investment Income (loss) 721 (886) 373 986 465 Interest Expense (56,518) (54,688) (54,607) (57,076) (61,386) Other, net (13,510) (10,104) (5,559) (30,243) (14,089) Income (loss) from continuing operations before income taxes ($173,237) ($134,972) ($133,994) (137,881) (120,042)

15 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. (In Thousands) March 31, 2012 March 31, 2017 December 31, 2017 March 31, 2018 Long-Term Debt $4,474,495 $3,661,665 $4,027,766 $4,256,160 Current Debt 275,616 313 181 375 Total Debt $4,750,111 $3,661,978 $4,027,947 $4,256,535 Cash & Cash Equivalents $354,022 $200,688 $336,997 $367,039 ST Investments 139,950 27,907 28,369 26,548 Net Debt $4,256,139 $3,433,383 $3,662,581 $3,862,948